UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                     October 1, 2007

The Penn Traffic Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-9930	25-0716800
(Commission File Number)	(I.R.S. Employer Identification No.)

1200 State Fair Boulevard Syracuse, New York	13221-4737
(Address of principal executive offices)	(Zip Code)

(315) 453-7284

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

By letter dated October 1, 2007 (the “Promotion Letter”), the Company offered Gregory J. Young, currently Executive Vice President and Chief Operating Officer of the Company, the opportunity to become President and Chief Executive Officer of the Company, effective October 1, 2007. The Promotion Letter states that the position carries an annual salary of $500,000. Mr. Young will continue to be entitled to receive the other benefits described in his existing agreements with the Company relating to his current position, the material terms of which were described under Item 1.01 of the Company’s Current Reports on Form 8-K filed on December 12, 2006, October 6, 2006 and July 13, 2006, and are incorporated herein by reference.

A copy of the Promotion Letter is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective October 1, 2007, Robert R. Panasuk, the Company’s President and Chief Executive Officer, and a member of its Board of Directors and the Board’s Compensation Committee, resigned from his positions with the Company.

Effective October 1, 2007, Gregory J. Young, Executive Vice President and Chief Operating Officer of the Company, was promoted to President and Chief Executive Officer of the Company. In connection with Mr. Young’s promotion, the Company delivered the Promotion Letter to Mr. Young, the material terms of which are described under Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.

Mr. Young, who is 51 years old, has been with the Company in various positions since July 2006: Executive Vice President and Chief Operating Officer (December 2006 – October 2007), Senior Vice President, Co-Chief Operating Officer (October 2006 – December 2006) and Senior Vice President – Chief Marketing & Distribution Officer (July 2006 – October 2006). The material terms of the agreements relating to his current employment with the Company are described under Item 1.01 of the Company’s Current Reports on Form 8-K filed on December 12, 2006, October 6, 2006 and July 13, 2006, and are incorporated herein by reference. Prior to 1999, Mr. Young served for more than 25 years in a number of management and other positions at the Company and its subsidiary, P&C Foods. From 1999 to 2000, he served as Vice President of Sales & Merchandising for A&P Super Foodmart, from 2000 to 2001, as Vice President of Store Operations and from 2001 to 2003, as Group Vice President/General Manager for A&P. From 2003 until he became associated with Penn Traffic  as  described  above,  Mr.  Young  served  as  an  executive  with  C&S  Wholesale  Grocers,  first  as Vice

President of Perishables and then as Vice President/General Manager of C&S Retail.

Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Young or any member of his family and the Company since the beginning of the Company’s last fiscal year. Additionally, there are no family relationships between Mr. Young and any director or executive officer of the Company.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 1, 2007, the Company issued a press release with regard to the matters discussed in Item 5.02. A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

                     (d)         The following are attached as exhibits to this Current Report on Form 8-K

Exhibit	Description
99.1	Promotion Letter, dated October 1, 2007, addressed to Gregory J. Young.
99.2	Press Release dated October 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

THE PENN TRAFFIC COMPANY

By:     /s/ Daniel J. Mahoney

Name: Daniel J. Mahoney
Title:	VP, General Counsel

Dated: October 1, 2007

EXHIBIT INDEX

Exhibit	Description
99.1	Promotion Letter, dated October 1, 2007, addressed to Gregory J. Young.
99.2	Press Release dated October 1, 2007.